WRL FREEDOM PREMIER III

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA U

Supplement dated October 9, 2025

to the

Prospectus dated May 1, 2025

Effective on or about November 1, 2025, based on changes to the underlying portfolios, the Appendix: Investment Options Available Under the Policy is revised to reflect the following change:

Current Portfolio Name	New Portfolio Name
Transamerica JPMorgan Asset Allocation - Growth VP	Transamerica JPMorgan Diversified Equity Allocation VP

There is no change to the portfolio’s investment objective or investment advisor.

This Supplement updates certain information in the above referenced Prospectus. Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.